Muscle Maker, Inc

(Nasdaq: GRIL)

Collection of "Healthier For You" brands delivering high quality, healthy food options to consumers through non-traditional locations

POKÉMOTO®
Hawaiian Poké

EST. 1995
MUSCLE MAKER GRILL®
"Great Food with Your Health in Mind"®

SUPERFIT FOODS
YOUR MEAL PREP COMPANY

Legal Disclaimer & Forward-Looking Statements

This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals” and "proposes." Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the prospectus included in the Registration Statement on Form S-1 (file number 333-245047) initially filed by the Company with the U.S. Securities and Exchange Commission on August 12, 2020. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Muscle Maker, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

Meet The Management Team



Michael Roper
CEO
Quiznos, Taco Bueno



Kevin Mohan
CIO
American Restaurants, Nobis Capital Advisors



Jennifer Black
CFO
Eagle Pressure Control, AG Resouce Mgmt, Omni American Bank



Kenn Miller
COO
Quiznos, Dickey's BBQ, Taco Bueno, Rocky Mountain Chocolate Factory



Aimee Infante
CMO
Muscle Maker Inc. Brands, Qdoba



Ferdinand Groenewald
CAO
Muscle Maker Inc. Brands, Pharos Advisors, Financial Consulting Strategies



Thomas Nguyen
SVP - Operations
Pokemoto, Saladcraft, Froyoworld



Dennis Bok
SVP – Franchising/Strategy
Pokemoto, Looseleaf Tea, Saladcraft, Froyoworld



Mike Spavelko
Franchise Sales
Zambrero, REGO Restaurant Group, Quiznos, Yum!



Lori Toole
Controller
Muscle Maker Inc. Brands, Capital Innovations



Kimberly Tauch
Franchise Sales
Crest Foods, Sinelli Concepts, Sweet & Sassy



Rod Silva
VP – Distribution/Branding
Muscle Maker, Inc. Brands

Great Food With Your Health In Mind®
Muscle Maker Grill

Lean proteins, superfoods, proprietary sauces

Wide menu options:
Salads
Bowls
Wraps
Grass-fed burgers
Whole Wheat Pasta
Flatbreads
100% fruit Smoothies

Lean Proteins:
Grass-fed lean beef & steak
All-natural chicken breast
Impossible plant-based items
Lean turkey
Omega-3 Shrimp
Vegetarian options

Nutrient rich superfoods:
Kale
Quinoa
Spinach
Avocado
Broccoli
Romaine

Proprietary Dressings:
Zero Carb signature sauce
Gluten-free
Fat-free
Lower calorie options

Healthier sides:
Sweet potato fries
Cauliflower rice
Brown rice
Whole wheat pasta
Turkey meatballs

Meal prep:
Fresh, cooked to order
No deep fryers
Gluten-free options
Portion controlled







Growth Strategy & Expansion – Superfit Foods, Highly Expandable

SFF by the numbers:
- $2,000,000+ revenue in 2020
- Produced 220,000+ fresh-prepared meals in 2020
- Average order size $81.70
- Average 8.5 meals per order
- Meal kit delivery market estimated at $7.9 billion in 2019 with expected 12.8% CAGR from 2020 to 2027



Jacksonville Market:
- Currently have 33 consumer pick up locations with coolers
  - Represents less than 5% of the 500+ gyms, wellness or lifestyle centers in Jacksonville
  - As pick up locations increase, exposure increases to highly targeted consumers with a healthy lifestyle
  - Pick up is the differentiator compared to other meal prep companies avoiding shipping charges (keeps average cost per meal lower) while allowing consumer convenience as they pick up their meals during their daily fitness routines

New Markets:
- Model can be expanded into current corporate location footprint utilizing existing infrastructure to establish market
  - Expand into "off the beaten path" restaurant facility once outgrow capacity in existing restaurants
    - Low rent options
    - No consumer interaction

Great Food With Your Health In Mind®
Pokemoto

POKÉMOTO® Hawaiian Poké

Get in the Aloha State of Mind

- Poke is a native Hawaiian cuisine made up with diced fresh fish served as an appetizer or main course. Modern twists include tofu, chicken, salmon, shrimp and sushi grade ahi-tuna with strong influences of Japanese and Korean cuisine. Think of it as deconstructed sushi that a consumer can customize into a bowl, salad or wrap every time.







Proteins:
Sushi Grade Ahi Tuna
Salmon
Shrimp
Chicken
Tofu
Karaage Chicken

Sides/Desserts:
Miso Soup
Dole Whip

Toppings:
Avocado
Pickled Ginger
Radish
Carrots
Green Onion
Kani Salad
Seaweed Salad
Wasabi
Pickled Daikon
Masago Caviar

Mix Ins:
Corn
Mandarin Orange
Cucumber
Mangoes
Edamame
Jalapenos
Hijiki Seaweed
Ogo Seaweed
Cilantro
Sweet Onions

Crunch:
Wonton Crisps
Garlic Chips
Shredded Nori
Roasted Cashews
Crispy Onions
Tempura Flakes
Toasted Rice Puffs
Sesame Seeds
Furikake

Sauces:
Chili Garlic Oil
Ponzu Fresh
Pokemoto Chojang
Sesame Ginger
Umami Shoyu
Creamy Miso
Wasabi Aioli
Himalayan Salt

Growth Strategy & Expansion
Pokemoto – Perfect For Franchising

Management team has extensive experience growing franchise concepts

- CEO and COO part of Quiznos team and franchising growth experts
  - Sold and opened over 1,000 units per year for three consecutive years
  - Ultimately expanded chain to over 5,000 units
  - Experience in other franchise chains such as Taco Bueno, Dickey's BBQ, Orange Leaf Frozen Yogurt and Froyoworld
- Hawaiian Poke is a fragmented market with multiple franchise concepts
  - Largest has roughly 100 units
  - Golden opportunity to become the nations largest Poke/Hawaiian franchisor

Multiple Revenue Streams:

- $25,000 initial franchise fee
- 6% ongoing royalty (plus 1% additional marketing fee) paid monthly
- Vendor rebates on select franchisee purchases

Pokemoto Advantages:

- Hawaiian Poke is a trending concept, "Instagrammable" and a favorite among Millennials and Gen Z demographics
- Low build out costs as low as $50,000 per unit (typical range $122K - $294K)
  - No grills, hood systems, grease traps, etc
- Low labor costs as you can staff with 1-2 employees
- Little training required as orders are custom made (customers instruct what they want on each item)
- No cooking & little prep work (prep veggies and sauces only)
- Small footprint (800sf – 1,500sf) means lower rent
- Affordable technology package

Franchise Investment Range

Items	Range		
Initial Franchise Fee	$ 10,000	to	$ 25,000
Real Estate Lease (3 Months)	$ 7,500	to	$ 22,500
Security Deposits	$ 3,000	to	$ 8,500
Lease Improvements	$ 50,000	to	$ 150,000
Signage/furniture/equipment	$ 35,000	to	$ 50,000
POS/Computer Systems	$ 1,200	to	$ 2,400
Video Surveillance Systems	$ 1,000	to	$ 4,000
Insurance	$ 1,000	to	$ 2,400
Permits & Licenses	$ 300	to	$ 600
Initial Inventory	$ 5,000	to	$ 10,000
Travel for Training	$ 2,500	to	$ 4,500
Professional Fees	$ 500	to	$ 5,000
Additional Funds	$ 5,000	to	$ 10,000
Total Investment	$ 122,000	to	$ 294,900

Growth Strategy & Expansion – Current Footprint

MUSCLE MAKER GRILL — EST. 1995 — "Great Food with Your Health in Mind"

Location	State
Antioch	CA
Fort Benning	GA
Kuwait 1	Kuwait
Kuwait 2	Kuwait
Greenville	NC
Lodi	NJ
Clifton	NJ
Turnersville	NJ
Bronx	NY
Hells Kitchen	NY
Midtown	NY
Chelsea	NY
Tribeca	NY

Location	State
Fort Sill	OK
Philadelphia	PA
Houston Heights	TX
Fort Bliss	TX
Houston 1	TX
Houston 2	TX
Camp Elmore	MD
Puyallup	WA
Coming Soon:	
Saudi Arabia (40)	

POKÉMOTO® Hawaiian Poké

Location	State
Groton	CT
Stamford	CT
Norwalk	CT
New Haven 1	CT
New Haven 2	CT
Fairfield	CT
Hamden	CT
Wallingford	CT
Middletown	CT
West Hartford	CT
Atlanta	GA
Franklin	MA
North Attlebora	MA
Providence	RI
NOVA Manassas	VA
NOVA Loudon	VA

Location	State
NOVA Alexandria	VA
NOVA Woodbridge	VA
Fort Meade	MD
Coming Soon:	
Mamaroneck	**NY**
White Plains	**NY**
Oxford	**MS**
Jackson 1	**MS**
Jackson 2	**MS**
Milford	**CT**
Danbury	**CT**
North Haven	**CT**
Shelton	**CT**
Northampton	**MA**
Amherst	**MA**

Location	State
Coming Soon:	
Hadley	**MA**
Miami 1	**FL**
Miami 2	**FL**
Jacksonville	**FL**
Middlesex County (8)	**MA**
Worcester County (7)	**MA**

SUPERFIT FOODS — YOUR MEAL PREP COMPANY

Location	State
Jacksonville	FL

Ghost Kitchen Brands cross Muscle Maker Grill and Pokemoto locations and include: Saladcraft, Bowls Deep, Salad Vibes, Burger Joe's, Meal Plan AF, MMG Smoothies, Gourmet Sandwich Co, Wrap It Up Wraps